UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2020

INTRICON CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	1-5005	23-1069060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (651) 636-9770

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.00 per share	IIN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

Item 2.02	Results of Operations and Financial Condition.

The information set forth in this Item 2.02, including Exhibit 99.1 attached hereto, should not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On May 19, 2020, IntriCon Corporation (the “Company”) held a conference call to discuss, among other items, earnings for the quarter ended March 31, 2020. A copy of the transcript of such conference call is furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The information set forth in this Item 7.01, including Exhibit 99.1 attached hereto, should not be deemed “filed” for purposes of Section 18 of the Exchange Act.

On May 19, 2020, the Company held a conference call to discuss, among other items, (i) earnings for the quarter ended March 31, 2020, (ii) its strategic restructuring plan and (iii) the acquisition of Emerald Medical Services. A copy of the transcript of such conference call is furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Statements made in this Current Report on Form 8-K or in the transcript that is furnished with this Current Report that are not historical facts or that include forward-looking terminology, including estimates of future results, the expected results and impacts of the Emerald acquisition, statements regarding the estimated costs and expenses of the restructuring and estimated annual expense savings, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be affected by known and unknown risks, uncertainties and other factors that are beyond the Company’s control, which may cause the Company’s actual results, performance or achievements to differ materially from the results, performance and achievements expressed or implied in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to: impacts of the COVID-19 pandemic and measures taken in response, the risks associated with the Emerald acquisition, the actual number of employee headcount reductions in our strategic restructuring, the results of our lease negotiations, actual cash expenditures that may be made by the Company in connection with the reduction in force and the amount, use and impact of any savings generated by the reduction in force and restructuring. Additional risks, uncertainties and other factors are detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2019, the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on May 8, 2020 and May 20, 2020. The Company disclaims any intent or obligation to publicly update or revise the forward-looking statements, regardless of whether new information becomes available, future developments occur or otherwise.

Disclaimer

The information contained in the transcript furnished as Exhibit 99.1 is a textual representation of an audio recording of an investor conference call and while efforts are made to provide an accurate transcription, there may be material errors, omissions, or inaccuracies in the reporting of the substance of the audio recording. The Company does not assume any responsibility for any investment or other decisions made based upon the information provided in this transcript. Users are advised to review the audio recording and the Company's SEC filings before making any investment or other decisions. An archived copy of the conference call is available on the "Investors" sections of the Company's website at: www.IntriCon.com.

Item 9.01	Financial Statements and Exhibits.

 (d)        Exhibits.

Exhibit No.	Description
99.1	Transcript of May 19, 2020 conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRICON CORPORATION

By:	/s/ Scott Longval
Name:	Scott Longval
Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date: May 21, 2020